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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statements Nos. 2-90401 and 33-43123 on Forms S-8 and No. 33-85104 on Form S-8/S-3 of Silicon Valley Bancshares of our report dated January 26, 1994, included in this Annual Report on Form 10-K of Silicon Valley Bancshares for the year ended December 31, 1995

DELOITTE & TOUCHE LLP

San Jose, California
February 26, 1996

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